Supplemental Information
Fourth Quarter 2016

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Income statement
Net interest income	$41,096	$38,958	$10,292	$10,201	$10,118	$10,485	$9,686
Noninterest income	42,605	44,007	9,698	11,434	11,168	10,305	9,896
Total revenue, net of interest expense	83,701	82,965	19,990	21,635	21,286	20,790	19,582
Provision for credit losses	3,597	3,161	774	850	976	997	810
Noninterest expense	54,951	57,734	13,161	13,481	13,493	14,816	14,010
Income tax expense	7,247	6,234	1,359	2,349	2,034	1,505	1,478
Net income	17,906	15,836	4,696	4,955	4,783	3,472	3,284
Preferred stock dividends	1,682	1,483	361	503	361	457	330
Net income applicable to common shareholders	16,224	14,353	4,335	4,452	4,422	3,015	2,954
Diluted earnings per common share	1.50	1.31	0.40	0.41	0.41	0.28	0.27
Average diluted common shares issued and outstanding	11,035,657	11,213,992	10,958,621	11,000,473	11,059,167	11,100,067	11,153,169
Dividends paid per common share	$0.25	$0.20	$0.075	$0.075	$0.05	$0.05	$0.05

Performance ratios
Return on average assets	0.82%	0.73%	0.85%	0.90%	0.88%	0.64%	0.60%
Return on average common shareholders' equity	6.71	6.24	7.04	7.27	7.40	5.11	4.99
Return on average shareholders' equity	6.72	6.28	6.91	7.33	7.25	5.36	5.07
Return on average tangible common shareholders' equity (1)	9.54	9.08	9.92	10.28	10.54	7.33	7.19
Return on average tangible shareholders' equity (1)	9.19	8.80	9.38	9.98	9.93	7.40	7.04

At period end
Book value per share of common stock	$24.04	$22.53	$24.04	$24.19	$23.71	$23.14	$22.53
Tangible book value per share of common stock (1)	16.95	15.62	16.95	17.14	16.71	16.19	15.62
Market price per share of common stock:
Closing price	$22.10	$16.83	$22.10	$15.65	$13.27	$13.52	$16.83
High closing price for the period	23.16	18.45	23.16	16.19	15.11	16.43	17.95
Low closing price for the period	11.16	15.15	15.63	12.74	12.18	11.16	15.38
Market capitalization	222,163	174,700	222,163	158,438	135,577	139,427	174,700

Number of financial centers - U.S.	4,579	4,726	4,579	4,629	4,681	4,689	4,726
Number of branded ATMs - U.S.	15,928	16,038	15,928	15,959	15,998	16,003	16,038
Full-time equivalent employees	208,024	213,280	208,024	209,009	210,516	213,183	213,280

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Interest income
Loans and leases	$33,228	$31,918	$8,391	$8,358	$8,219	$8,260	$8,006
Debt securities	9,167	9,178	2,245	2,144	2,261	2,517	2,452
Federal funds sold and securities borrowed or purchased under agreements to resell	1,118	988	315	267	260	276	214
Trading account assets	4,423	4,397	1,093	1,076	1,075	1,179	1,106
Other interest income	3,121	3,026	821	765	759	776	805
Total interest income	51,057	49,507	12,865	12,610	12,574	13,008	12,583

Interest expense
Deposits	1,015	861	279	266	245	225	211
Short-term borrowings	2,350	2,387	542	569	626	613	519
Trading account liabilities	1,018	1,343	240	244	242	292	272
Long-term debt	5,578	5,958	1,512	1,330	1,343	1,393	1,895
Total interest expense	9,961	10,549	2,573	2,409	2,456	2,523	2,897
Net interest income	41,096	38,958	10,292	10,201	10,118	10,485	9,686

Noninterest income
Card income	5,851	5,959	1,502	1,455	1,464	1,430	1,578
Service charges	7,638	7,381	1,978	1,952	1,871	1,837	1,862
Investment and brokerage services	12,745	13,337	3,202	3,160	3,201	3,182	3,236
Investment banking income	5,241	5,572	1,222	1,458	1,408	1,153	1,272
Trading account profits	6,902	6,473	1,081	2,141	2,018	1,662	963
Mortgage banking income	1,853	2,364	519	589	312	433	262
Gains on sales of debt securities	490	1,138	—	51	249	190	252
Other income	1,885	1,783	194	628	645	418	471
Total noninterest income	42,605	44,007	9,698	11,434	11,168	10,305	9,896
Total revenue, net of interest expense	83,701	82,965	19,990	21,635	21,286	20,790	19,582

Provision for credit losses	3,597	3,161	774	850	976	997	810

Noninterest expense
Personnel	31,616	32,868	7,338	7,704	7,722	8,852	7,535
Occupancy	4,038	4,093	969	1,005	1,036	1,028	1,011
Equipment	1,804	2,039	447	443	451	463	528
Marketing	1,703	1,811	460	410	414	419	481
Professional fees	1,971	2,264	538	536	472	425	676
Amortization of intangibles	730	834	176	181	186	187	202
Data processing	3,007	3,115	767	685	717	838	817
Telecommunications	746	823	195	189	189	173	240
Other general operating	9,336	9,887	2,271	2,328	2,306	2,431	2,520
Total noninterest expense	54,951	57,734	13,161	13,481	13,493	14,816	14,010
Income before income taxes	25,153	22,070	6,055	7,304	6,817	4,977	4,762
Income tax expense	7,247	6,234	1,359	2,349	2,034	1,505	1,478
Net income	$17,906	$15,836	$4,696	$4,955	$4,783	$3,472	$3,284
Preferred stock dividends	1,682	1,483	361	503	361	457	330
Net income applicable to common shareholders	$16,224	$14,353	$4,335	$4,452	$4,422	$3,015	$2,954

Per common share information
Earnings	$1.58	$1.37	$0.43	$0.43	$0.43	$0.29	$0.28
Diluted earnings	1.50	1.31	0.40	0.41	0.41	0.28	0.27
Dividends paid	0.25	0.20	0.075	0.075	0.05	0.05	0.05
Average common shares issued and outstanding	10,284,147	10,462,282	10,170,031	10,250,124	10,328,424	10,370,094	10,399,422
Average diluted common shares issued and outstanding	11,035,657	11,213,992	10,958,621	11,000,473	11,059,167	11,100,067	11,153,169

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Net income	$17,906	$15,836	$4,696	$4,955	$4,783	$3,472	$3,284
Other comprehensive income (loss), net-of-tax:
Net change in debt and marketable equity securities	(1,345)	(1,580)	(4,664)	208	755	2,356	(1,747)
Net change in debit valuation adjustments	(156)	615	(205)	(65)	(13)	127	(18)
Net change in derivatives	182	584	(95)	127	126	24	168
Employee benefit plan adjustments	(524)	394	(553)	6	13	10	317
Net change in foreign currency translation adjustments	(87)	(123)	(70)	(8)	(21)	12	(39)
Other comprehensive income (loss)	(1,930)	(110)	(5,587)	268	860	2,529	(1,319)
Comprehensive income (loss)	$15,976	$15,726	$(891)	$5,223	$5,643	$6,001	$1,965

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2016	September 30 2016	December 31 2015
Assets
Cash and due from banks	$30,719	$26,701	$31,265
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	117,019	116,733	128,088
Cash and cash equivalents	147,738	143,434	159,353
Time deposits placed and other short-term investments	9,861	8,506	7,744
Federal funds sold and securities borrowed or purchased under agreements to resell	198,224	218,810	192,482
Trading account assets	180,209	187,849	176,527
Derivative assets	42,512	47,896	49,990
Debt securities:
Carried at fair value	313,660	322,505	322,380
Held-to-maturity, at cost	117,071	112,409	84,508
Total debt securities	430,731	434,914	406,888
Loans and leases	906,683	905,008	896,983
Allowance for loan and lease losses	(11,237)	(11,692)	(12,234)
Loans and leases, net of allowance	895,446	893,316	884,749
Premises and equipment, net	9,139	9,133	9,485
Mortgage servicing rights	2,747	2,477	3,087
Goodwill	68,969	69,744	69,761
Intangible assets	2,922	3,168	3,768
Loans held-for-sale	9,066	10,586	7,453
Customer and other receivables	58,759	54,116	58,312
Assets of business held for sale	10,670	n/a	n/a
Other assets	120,709	111,365	114,688
Total assets	$2,187,702	$2,195,314	$2,144,287

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,773	$5,699	$6,344
Loans and leases	56,001	57,826	72,946
Allowance for loan and lease losses	(1,032)	(1,085)	(1,320)
Loans and leases, net of allowance	54,969	56,741	71,626
Loans held-for-sale	188	209	284
All other assets	1,596	1,467	1,530
Total assets of consolidated variable interest entities	$62,526	$64,116	$79,784
n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2016	September 30 2016	December 31 2015
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$438,125	$431,418	$422,237
Interest-bearing	750,891	728,498	703,761
Deposits in non-U.S. offices:
Noninterest-bearing	12,039	11,596	9,916
Interest-bearing	59,879	61,383	61,345
Total deposits	1,260,934	1,232,895	1,197,259
Federal funds purchased and securities loaned or sold under agreements to repurchase	170,291	178,195	174,291
Trading account liabilities	63,031	76,998	66,963
Derivative liabilities	39,480	43,484	38,450
Short-term borrowings	23,944	26,889	28,098
Accrued expenses and other liabilities (includes $762, $767 and $646 of reserve for unfunded lending commitments)	146,359	141,634	146,286
Long-term debt	216,823	225,136	236,764
Total liabilities	1,920,862	1,925,231	1,888,111
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,329, 3,887,439 and 3,767,790 shares	25,220	25,220	22,273
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,052,625,604, 10,123,845,121 and 10,380,265,063 shares	147,038	148,261	151,042
Retained earnings	101,870	98,303	88,219
Accumulated other comprehensive income (loss)	(7,288)	(1,701)	(5,358)
Total shareholders' equity	266,840	270,083	256,176
Total liabilities and shareholders' equity	$2,187,702	$2,195,314	$2,144,287

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$348	$546	$681
Long-term debt	10,646	11,209	14,073
All other liabilities	41	38	21
Total liabilities of consolidated variable interest entities	$11,035	$11,793	$14,775

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition
	December 31 2016	September 30 2016	June 30 2016	March 31 2016	December 31 2015
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$168,886	$169,925	$166,173	$162,732	$163,026
Tier 1 capital	190,349	191,435	187,209	182,550	180,778
Total capital	228,219	229,132	226,949	223,020	220,676
Risk-weighted assets	1,398,676	1,395,541	1,396,277	1,405,748	1,403,293
Common equity tier 1 capital ratio	12.1%	12.2%	11.9%	11.6%	11.6%
Tier 1 capital ratio	13.6	13.7	13.4	13.0	12.9
Total capital ratio	16.3	16.4	16.3	15.9	15.7

Advanced Approaches
Common equity tier 1 capital	$168,886	$169,925	$166,173	$162,732	$163,026
Tier 1 capital	190,349	191,435	187,209	182,550	180,778
Total capital	219,024	219,878	217,828	213,434	210,912
Risk-weighted assets	1,530,948	1,547,221	1,561,567	1,586,993	1,602,373
Common equity tier 1 capital ratio	11.0%	11.0%	10.6%	10.3%	10.2%
Tier 1 capital ratio	12.4	12.4	12.0	11.5	11.3
Total capital ratio	14.3	14.2	13.9	13.4	13.2

Leverage-based metrics (2)
Adjusted average assets	$2,130,722	$2,111,234	$2,109,172	$2,094,896	$2,103,183
Tier 1 leverage ratio	8.9%	9.1%	8.9%	8.7%	8.6%

Supplementary leverage exposure	$2,701,998	$2,703,905	$2,694,079	$2,685,787	$2,726,806
Supplementary leverage ratio	6.9%	7.1%	6.9%	6.8%	6.4%

Tangible equity ratio (3)	9.2	9.4	9.3	9.1	8.9
Tangible common equity ratio (3)	8.1	8.2	8.1	7.9	7.8

(1)	Regulatory capital ratios are preliminary and reflect the transition provisions of Basel 3.

(2)
The numerator of the supplementary leverage ratio and Tier 1 leverage ratio is quarter-end Basel 3 Tier 1 capital. The Tier 1 leverage ratio reflects the transition provisions of Basel 3 and the supplementary leverage ratio is calculated on a fully phased-in basis. The denominator of supplementary leverage exposure is total leverage exposure based on the daily average of the sum of on-balance sheet exposures less permitted Tier 1 deductions, as well as the simple average of certain off-balance sheet exposures, as of the end of each month in a quarter. Off-balance sheet exposures primarily include undrawn lending commitments, letters of credit, potential future derivative exposures and repo-style transactions.

(3)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2, 3)
(Dollars in millions)
	December 31 2016	September 30 2016	June 30 2016	March 31 2016	December 31 2015
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$168,886	$169,925	$166,173	$162,732	$163,026
Deferred tax assets arising from net operating loss and tax credit carryforwards phased in during transition	(3,304)	(3,143)	(3,496)	(3,764)	(5,151)
Accumulated OCI phased in during transition	(1,899)	188	359	(117)	(1,917)
Intangibles phased in during transition	(798)	(853)	(907)	(983)	(1,559)
Defined benefit pension fund assets phased in during transition	(341)	(375)	(378)	(381)	(568)
DVA related to liabilities and derivatives phased in during transition	276	168	104	76	307
Other adjustments and deductions phased in during transition	(57)	(35)	(24)	(54)	(54)
Common equity tier 1 capital (fully phased-in)	$162,763	$165,875	$161,831	$157,509	$154,084

Risk-weighted assets – As reported to Basel 3 (fully phased-in)
Basel 3 Standardized approach risk-weighted assets as reported	$1,398,676	$1,395,541	$1,396,277	$1,405,748	$1,403,293
Changes in risk-weighted assets from reported to fully phased-in	17,376	15,587	17,689	20,104	24,089
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	$1,416,052	$1,411,128	$1,413,966	$1,425,852	$1,427,382

Basel 3 Advanced approaches risk-weighted assets as reported	$1,530,948	$1,547,221	$1,561,567	$1,586,993	$1,602,373
Changes in risk-weighted assets from reported to fully phased-in	(19,059)	(23,502)	(19,600)	(29,710)	(27,690)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in) (4)	$1,511,889	$1,523,719	$1,541,967	$1,557,283	$1,574,683

Regulatory capital ratios
Basel 3 Standardized approach common equity tier 1 (transition)	12.1%	12.2%	11.9%	11.6%	11.6%
Basel 3 Advanced approaches common equity tier 1 (transition)	11.0	11.0	10.6	10.3	10.2
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	11.5	11.8	11.4	11.0	10.8
Basel 3 Advanced approaches common equity tier 1 (fully phased-in) (4)	10.8	10.9	10.5	10.1	9.8

(1)	Regulatory capital ratios are preliminary.

(2)
As an Advanced approaches institution, we are required to report regulatory capital risk-weighted assets and ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is to be used to assess capital adequacy, which is Advanced approaches for the periods presented.

(3)	Fully phased-in estimates are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above.

(4)
Basel 3 fully phased-in Advanced approaches estimates assume approval by U.S. banking regulators of our internal analytical models, including approval of the internal models methodology (IMM). As of December 31, 2016, the Corporation did not have regulatory approval for the IMM model.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2016			Third Quarter 2016			Fourth Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$125,820	$145	0.46%	$133,866	$148	0.44%	$148,102	$108	0.29%
Time deposits placed and other short-term investments	9,745	39	1.57	9,336	34	1.45	10,120	41	1.61
Federal funds sold and securities borrowed or purchased under agreements to resell	218,200	315	0.57	214,254	267	0.50	207,585	214	0.41
Trading account assets	126,731	1,131	3.55	128,879	1,111	3.43	134,797	1,141	3.37
Debt securities (1)	430,719	2,273	2.11	423,182	2,169	2.07	399,338	2,470	2.48
Loans and leases (2):
Residential mortgage	191,003	1,621	3.39	188,234	1,612	3.42	189,650	1,644	3.47
Home equity	68,021	618	3.63	70,603	681	3.84	77,109	715	3.69
U.S. credit card	89,521	2,105	9.35	88,210	2,061	9.30	88,623	2,045	9.15
Non-U.S. credit card	9,051	192	8.43	9,256	231	9.94	10,155	258	10.07
Direct/Indirect consumer	93,527	598	2.54	92,870	585	2.51	87,858	530	2.40
Other consumer	2,462	25	3.99	2,358	18	2.94	2,039	11	2.09
Total consumer	453,585	5,159	4.53	451,531	5,188	4.58	455,434	5,203	4.55
U.S. commercial	283,491	2,119	2.97	276,833	2,040	2.93	261,727	1,790	2.72
Commercial real estate	57,540	453	3.13	57,606	452	3.12	56,126	408	2.89
Commercial lease financing	21,436	145	2.71	21,194	153	2.88	20,422	155	3.03
Non-U.S. commercial	92,344	589	2.54	93,430	599	2.55	92,447	530	2.27
Total commercial	454,811	3,306	2.89	449,063	3,244	2.87	430,722	2,883	2.66
Total loans and leases (1)	908,396	8,465	3.71	900,594	8,432	3.73	886,156	8,086	3.63
Other earning assets	64,501	731	4.52	59,951	677	4.50	61,073	748	4.87
Total earning assets (3)	1,884,112	13,099	2.77	1,870,062	12,838	2.73	1,847,171	12,808	2.76
Cash and due from banks (1)	27,452			27,361			29,503
Other assets, less allowance for loan and lease losses (1)	296,475			292,067			303,833
Total assets	$2,208,039			$2,189,490			$2,180,507

(1)	Includes assets of the Corporation's non-U.S. consumer credit card business, which are included in assets of business held for sale on the Consolidated Balance Sheet at December 31, 2016.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2016	Third Quarter 2016	Fourth Quarter 2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$8	$(1)	$7
Debt securities	(19)	(49)	(22)
U.S. commercial loans and leases	(10)	(14)	(17)
Net hedge expense on assets	$(21)	$(64)	$(32)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2016			Third Quarter 2016			Fourth Quarter 2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$50,132	$1	0.01%	$49,885	$2	0.01%	$46,094	$1	0.01%
NOW and money market deposit accounts	604,155	78	0.05	592,907	73	0.05	558,441	68	0.05
Consumer CDs and IRAs	47,625	32	0.27	48,695	33	0.27	51,107	37	0.29
Negotiable CDs, public funds and other deposits	34,904	53	0.60	32,023	43	0.54	30,546	25	0.32
Total U.S. interest-bearing deposits	736,816	164	0.09	723,510	151	0.08	686,188	131	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,918	4	0.48	4,294	9	0.87	3,997	7	0.69
Governments and official institutions	1,346	2	0.74	1,391	3	0.61	1,687	2	0.37
Time, savings and other	60,123	109	0.73	59,340	103	0.70	55,965	71	0.51
Total non-U.S. interest-bearing deposits	64,387	115	0.71	65,025	115	0.71	61,649	80	0.52
Total interest-bearing deposits	801,203	279	0.14	788,535	266	0.13	747,837	211	0.11
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	207,679	542	1.04	207,634	569	1.09	231,650	519	0.89
Trading account liabilities	71,598	240	1.33	73,452	244	1.32	73,139	272	1.48
Long-term debt (1)	220,587	1,512	2.74	227,269	1,330	2.33	237,384	1,895	3.18
Total interest-bearing liabilities (2)	1,301,067	2,573	0.79	1,296,890	2,409	0.74	1,290,010	2,897	0.89
Noninterest-bearing sources:
Noninterest-bearing deposits	449,745			438,651			438,214
Other liabilities	186,867			185,050			195,209
Shareholders' equity	270,360			268,899			257,074
Total liabilities and shareholders' equity	$2,208,039			$2,189,490			$2,180,507
Net interest spread			1.98%			1.99%			1.87%
Impact of noninterest-bearing sources			0.25			0.24			0.27
Net interest income/yield on earning assets		$10,526	2.23%		$10,429	2.23%		$9,911	2.14%

(1)
The yield on long-term debt excluding the $612 million adjustment on certain trust preferred securities was 2.15 percent for the fourth quarter of 2015. The yield on long-term debt excluding the adjustment is a non-GAAP financial measure.

(2)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2016	Third Quarter 2016	Fourth Quarter 2015
Consumer CDs and IRAs	$6	$6	$6
Negotiable CDs, public funds and other deposits	3	3	3
Banks located in non-U.S. countries	5	4	1
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	94	95	178
Long-term debt	(440)	(668)	(869)
Net hedge income on liabilities	$(332)	$(560)	$(681)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	2016			2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$133,374	$605	0.45%	$136,391	$369	0.27%
Time deposits placed and other short-term investments	9,026	140	1.55	9,556	146	1.53
Federal funds sold and securities borrowed or purchased under agreements to resell	216,161	1,118	0.52	211,471	988	0.47
Trading account assets	129,766	4,563	3.52	137,837	4,547	3.30
Debt securities (1)	418,289	9,263	2.23	390,849	9,233	2.38
Loans and leases (2):
Residential mortgage	188,250	6,488	3.45	201,366	6,967	3.46
Home equity	71,760	2,713	3.78	81,070	2,984	3.68
U.S. credit card	87,905	8,170	9.29	88,244	8,085	9.16
Non-U.S. credit card	9,527	926	9.72	10,104	1,051	10.40
Direct/Indirect consumer	91,853	2,296	2.50	84,585	2,040	2.41
Other consumer	2,295	75	3.26	1,938	56	2.86
Total consumer	451,590	20,668	4.58	467,307	21,183	4.53
U.S. commercial	276,887	8,101	2.93	248,354	6,883	2.77
Commercial real estate	57,547	1,773	3.08	52,136	1,521	2.92
Commercial lease financing	21,146	627	2.97	19,802	628	3.17
Non-U.S. commercial	93,263	2,337	2.51	89,188	2,008	2.25
Total commercial	448,843	12,838	2.86	409,480	11,040	2.70
Total loans and leases (1)	900,433	33,506	3.72	876,787	32,223	3.68
Other earning assets	59,775	2,762	4.62	62,040	2,890	4.66
Total earning assets (3)	1,866,824	51,957	2.78	1,824,931	50,396	2.76
Cash and due from banks (1)	27,893			28,921
Other assets, less allowance for loan and lease losses (1)	295,254			306,345
Total assets	$2,189,971			$2,160,197

(1)	Includes assets of the Corporation's non-U.S. consumer credit card business, which are included in assets of business held for sale on the Consolidated Balance Sheet at December 31, 2016.

(2)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2016	2015
Federal funds sold and securities borrowed or purchased under agreements to resell	$25	$52
Debt securities	(150)	(44)
U.S. commercial loans and leases	(51)	(67)
Net hedge expense on assets	$(176)	$(59)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2016			2015
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$49,495	$5	0.01%	$46,498	$7	0.01%
NOW and money market deposit accounts	589,737	294	0.05	543,133	273	0.05
Consumer CDs and IRAs	48,594	133	0.27	54,679	162	0.30
Negotiable CDs, public funds and other deposits	32,889	160	0.49	29,976	95	0.32
Total U.S. interest-bearing deposits	720,715	592	0.08	674,286	537	0.08
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	3,891	32	0.82	4,473	31	0.70
Governments and official institutions	1,437	9	0.64	1,492	5	0.33
Time, savings and other	59,183	382	0.65	54,767	288	0.53
Total non-U.S. interest-bearing deposits	64,511	423	0.66	60,732	324	0.53
Total interest-bearing deposits	785,226	1,015	0.13	735,018	861	0.12
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	213,258	2,350	1.10	246,295	2,387	0.97
Trading account liabilities	72,779	1,018	1.40	76,772	1,343	1.75
Long-term debt (1)	228,617	5,578	2.44	240,059	5,958	2.48
Total interest-bearing liabilities (2)	1,299,880	9,961	0.77	1,298,144	10,549	0.81
Noninterest-bearing sources:
Noninterest-bearing deposits	437,335			420,842
Other liabilities	186,479			189,230
Shareholders' equity	266,277			251,981
Total liabilities and shareholders' equity	$2,189,971			$2,160,197
Net interest spread			2.01%			1.95%
Impact of noninterest-bearing sources			0.24			0.24
Net interest income/yield on earning assets		$41,996	2.25%		$39,847	2.19%

(1)
The yield on long-term debt excluding the $612 million adjustment on certain trust preferred securities was 2.23 percent for 2015. The yield on long-term debt excluding the adjustment is a non-GAAP financial measure.

(2)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2016	2015
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	23	23
Negotiable CDs, public funds and other deposits	13	13
Banks located in non-U.S. countries	13	5
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	500	906
Long-term debt	(2,615)	(3,308)
Net hedge income on liabilities	$(2,067)	$(2,362)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	December 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$190,809	$640	$(1,963)	$189,486
Agency-collateralized mortgage obligations	8,296	85	(51)	8,330
Commercial	12,594	21	(293)	12,322
Non-agency residential	1,863	181	(31)	2,013
Total mortgage-backed securities	213,562	927	(2,338)	212,151
U.S. Treasury and agency securities	48,800	204	(752)	48,252
Non-U.S. securities	6,372	13	(3)	6,382
Other taxable securities, substantially all asset-backed securities	10,573	64	(23)	10,614
Total taxable securities	279,307	1,208	(3,116)	277,399
Tax-exempt securities	17,272	72	(184)	17,160
Total available-for-sale debt securities	296,579	1,280	(3,300)	294,559
Less: Available-for-sale securities of business held for sale	(619)	—	—	(619)
Other debt securities carried at fair value	19,748	121	(149)	19,720
Total debt securities carried at fair value	315,708	1,401	(3,449)	313,660
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	117,071	248	(2,034)	115,285
Total debt securities	$432,779	$1,649	$(5,483)	$428,945
Available-for-sale marketable equity securities (1)	$325	$51	$(1)	$375

	September 30, 2016
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$196,808	$4,266	$(23)	$201,051
Agency-collateralized mortgage obligations	8,862	243	(24)	9,081
Commercial	12,555	383	(2)	12,936
Non-agency residential	1,476	180	(38)	1,618
Total mortgage-backed securities	219,701	5,072	(87)	224,686
U.S. Treasury and agency securities	44,925	363	(4)	45,284
Non-U.S. securities	5,995	19	(4)	6,010
Other taxable securities, substantially all asset-backed securities	9,375	73	(32)	9,416
Total taxable securities	279,996	5,527	(127)	285,396
Tax-exempt securities	15,917	97	(30)	15,984
Total available-for-sale debt securities	295,913	5,624	(157)	301,380
Other debt securities carried at fair value	21,222	114	(211)	21,125
Total debt securities carried at fair value	317,135	5,738	(368)	322,505
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	112,409	1,647	(91)	113,965
Total debt securities	$429,544	$7,385	$(459)	$436,470
Available-for-sale marketable equity securities (1)	$325	$57	$(28)	$354

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	December 31 2016	September 30 2016
Mortgage-backed securities:
Agency-collateralized mortgage obligations	$5	$6
Non-agency residential	3,139	3,193
Total mortgage-backed securities	3,144	3,199
Non-U.S. securities (1)	16,336	17,680
Other taxable securities, substantially all asset-backed securities	240	246
Total	$19,720	$21,125

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Net interest income	$41,996	$39,847	$10,526	$10,429	$10,341	$10,700	$9,911
Total revenue, net of interest expense	84,601	83,854	20,224	21,863	21,509	21,005	19,807
Net interest yield	2.25%	2.19%	2.23%	2.23%	2.23%	2.33%	2.14%
Efficiency ratio	64.95	68.85	65.08	61.66	62.73	70.54	70.73

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-43.)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,526	$5,466	$1,449	$2,502	$1,167	$(58)
Card income	1,502	1,290	38	117	12	45
Service charges	1,978	1,062	18	810	81	7
Investment and brokerage services	3,202	64	2,597	24	519	(2)
Investment banking income (loss)	1,222	1	47	653	554	(33)
Trading account profits (losses)	1,081	—	52	39	1,149	(159)
Mortgage banking income	519	206	2	—	—	311
Other income (loss)	194	22	174	389	(10)	(381)
Total noninterest income	9,698	2,645	2,928	2,032	2,305	(212)
Total revenue, net of interest expense (FTE basis)	20,224	8,111	4,377	4,534	3,472	(270)
Provision for credit losses	774	760	22	13	8	(29)
Noninterest expense	13,161	4,328	3,360	2,037	2,480	956
Income (loss) before income taxes (FTE basis)	6,289	3,023	995	2,484	984	(1,197)
Income tax expense (benefit) (FTE basis)	1,593	1,102	361	906	326	(1,102)
Net income (loss)	$4,696	$1,921	$634	$1,578	$658	$(95)

Average
Total loans and leases	$908,396	$253,602	$146,180	$337,827	$70,615	$100,172
Total assets (1)	2,208,039	686,991	291,762	403,564	595,276	230,446
Total deposits	1,250,948	617,970	256,629	314,133	33,775	28,441
Period end
Total loans and leases (2)	$915,897	$258,991	$148,179	$339,271	$72,743	$96,713
Total assets (1)	2,187,702	702,339	298,932	408,268	566,060	212,103
Total deposits	1,260,934	632,790	262,530	306,430	34,927	24,257

	Third Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,429	$5,289	$1,394	$2,470	$1,119	$157
Card income	1,455	1,218	41	135	15	46
Service charges	1,952	1,072	19	780	80	1
Investment and brokerage services	3,160	69	2,585	20	490	(4)
Investment banking income (loss)	1,458	—	56	796	645	(39)
Trading account profits	2,141	—	62	56	1,934	89
Mortgage banking income	589	297	—	—	—	292
Gains on sales of debt securities	51	—	—	—	—	51
Other income (loss)	628	23	222	491	75	(183)
Total noninterest income	11,434	2,679	2,985	2,278	3,239	253
Total revenue, net of interest expense (FTE basis)	21,863	7,968	4,379	4,748	4,358	410
Provision for credit losses	850	698	7	118	19	8
Noninterest expense	13,481	4,371	3,256	2,151	2,656	1,047
Income (loss) before income taxes (FTE basis)	7,532	2,899	1,116	2,479	1,683	(645)
Income tax expense (benefit) (FTE basis)	2,577	1,086	419	926	609	(463)
Net income (loss)	$4,955	$1,813	$697	$1,553	$1,074	$(182)

Average
Total loans and leases	$900,594	$248,683	$143,207	$334,363	$69,043	$105,298
Total assets (1)	2,189,490	674,636	288,821	395,423	584,069	246,541
Total deposits	1,227,186	605,708	253,812	306,198	32,840	28,628
Period end
Total loans and leases	$905,008	$251,125	$144,980	$334,120	$72,144	$102,639
Total assets (1)	2,195,314	687,247	289,795	397,795	595,165	225,312
Total deposits	1,232,895	618,030	252,962	301,061	31,692	29,150

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

(2)	Includes $9.2 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$9,911	$5,229	$1,446	$2,456	$1,132	$(352)
Card income	1,578	1,313	46	139	19	61
Service charges	1,862	1,045	18	730	64	5
Investment and brokerage services	3,236	66	2,639	20	518	(7)
Investment banking income (loss)	1,272	1	50	729	532	(40)
Trading account profits	963	—	44	34	797	88
Mortgage banking income	262	215	2	—	1	44
Gains on sales of debt securities	252	—	—	1	—	251
Other income (loss)	471	142	233	452	54	(410)
Total noninterest income	9,896	2,782	3,032	2,105	1,985	(8)
Total revenue, net of interest expense (FTE basis)	19,807	8,011	4,478	4,561	3,117	(360)
Provision for credit losses	810	684	15	232	30	(151)
Noninterest expense	14,010	4,636	3,498	2,085	2,767	1,024
Income (loss) before income taxes (FTE basis)	4,987	2,691	965	2,244	320	(1,233)
Income tax expense (benefit) (FTE basis)	1,703	955	342	828	149	(571)
Net income (loss)	$3,284	$1,736	$623	$1,416	$171	$(662)

Average
Total loans and leases	$886,156	$235,498	$137,022	$318,699	$68,835	$126,102
Total assets (1)	2,180,507	630,973	285,329	381,887	586,606	295,712
Total deposits	1,186,051	563,745	251,306	307,806	37,175	26,019
Period end
Total loans and leases	$896,983	$238,851	$139,039	$323,687	$73,208	$122,198
Total assets (1)	2,144,287	645,427	296,271	386,132	548,790	267,667
Total deposits	1,197,259	577,832	260,893	296,162	37,038	25,334

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$41,996	$21,290	$5,759	$9,942	$4,558	$447
Card income	5,851	4,935	150	503	74	189
Service charges	7,638	4,142	74	3,094	312	16
Investment and brokerage services	12,745	270	10,316	74	2,102	(17)
Investment banking income (loss)	5,241	2	227	2,884	2,296	(168)
Trading account profits	6,902	—	175	119	6,550	58
Mortgage banking income	1,853	960	3	—	1	889
Gains on sales of debt securities	490	—	—	—	—	490
Other income (loss)	1,885	132	946	1,814	197	(1,204)
Total noninterest income	42,605	10,441	11,891	8,488	11,532	253
Total revenue, net of interest expense (FTE basis)	84,601	31,731	17,650	18,430	16,090	700
Provision for credit losses	3,597	2,715	68	883	31	(100)
Noninterest expense	54,951	17,653	13,182	8,486	10,170	5,460
Income (loss) before income taxes (FTE basis)	26,053	11,363	4,400	9,061	5,889	(4,660)
Income tax expense (benefit) (FTE basis)	8,147	4,190	1,629	3,341	2,072	(3,085)
Net income (loss)	$17,906	$7,173	$2,771	$5,720	$3,817	$(1,575)

Average
Total loans and leases	$900,433	$245,808	$142,429	$333,820	$69,641	$108,735
Total assets (1)	2,189,971	668,381	291,479	396,705	585,342	248,064
Total deposits	1,222,561	599,654	256,425	304,101	34,250	28,131
Period end
Total loans and leases (2)	$915,897	$258,991	$148,179	$339,271	$72,743	$96,713
Total assets (1)	2,187,702	702,339	298,932	408,268	566,060	212,103
Total deposits	1,260,934	632,790	262,530	306,430	34,927	24,257

	Year Ended December 31, 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$39,847	$20,428	$5,527	$9,244	$4,191	$457
Card income	5,959	4,937	181	499	82	260
Service charges	7,381	4,101	73	2,914	275	18
Investment and brokerage services	13,337	268	10,792	64	2,221	(8)
Investment banking income (loss)	5,572	—	261	3,110	2,401	(200)
Trading account profits (losses)	6,473	—	195	216	6,109	(47)
Mortgage banking income	2,364	1,332	9	—	1	1,022
Gains on sales of debt securities	1,138	1	—	1	10	1,126
Other income (loss)	1,783	458	996	1,573	(277)	(967)
Total noninterest income	44,007	11,097	12,507	8,377	10,822	1,204
Total revenue, net of interest expense (FTE basis)	83,854	31,525	18,034	17,621	15,013	1,661
Provision for credit losses	3,161	2,346	51	686	99	(21)
Noninterest expense	57,734	18,716	13,943	8,481	11,374	5,220
Income (loss) before income taxes (FTE basis)	22,959	10,463	4,040	8,454	3,540	(3,538)
Income tax expense (benefit) (FTE basis)	7,123	3,814	1,473	3,114	1,117	(2,395)
Net income (loss)	$15,836	$6,649	$2,567	$5,340	$2,423	$(1,143)

Average
Total loans and leases	$876,787	$232,432	$132,499	$303,907	$63,443	$144,506
Total assets (1)	2,160,197	620,192	275,950	369,001	594,057	300,997
Total deposits	1,155,860	552,876	244,725	294,733	38,074	25,452
Period end
Total loans and leases	$896,983	$238,851	$139,039	$323,687	$73,208	$122,198
Total assets (1)	2,144,287	645,427	296,271	386,132	548,790	267,667
Total deposits	1,197,259	577,832	260,893	296,162	37,038	25,334

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

(2)	Includes $9.2 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Net interest income (FTE basis)	$21,290	$20,428	$5,466	$5,289	$5,207	$5,328	$5,229
Noninterest income:
Card income	4,935	4,937	1,290	1,218	1,216	1,211	1,313
Service charges	4,142	4,101	1,062	1,072	1,011	997	1,045
Mortgage banking income	960	1,332	206	297	267	190	215
All other income	404	727	87	92	94	131	209
Total noninterest income	10,441	11,097	2,645	2,679	2,588	2,529	2,782
Total revenue, net of interest expense (FTE basis)	31,731	31,525	8,111	7,968	7,795	7,857	8,011

Provision for credit losses	2,715	2,346	760	698	726	531	684

Noninterest expense	17,653	18,716	4,328	4,371	4,415	4,539	4,636
Income before income taxes (FTE basis)	11,363	10,463	3,023	2,899	2,654	2,787	2,691
Income tax expense (FTE basis)	4,190	3,814	1,102	1,086	978	1,024	955
Net income	$7,173	$6,649	$1,921	$1,813	$1,676	$1,763	$1,736

Net interest yield (FTE basis)	3.38%	3.52%	3.35%	3.30%	3.34%	3.53%	3.51%
Return on average allocated capital (1)	21	20	22	21	20	21	21
Efficiency ratio (FTE basis)	55.63	59.37	53.36	54.86	56.63	57.77	57.88

Balance Sheet
Average
Total loans and leases	$245,808	$232,432	$253,602	$248,683	$242,921	$237,908	$235,498
Total earning assets (2)	629,990	580,095	648,305	636,838	627,231	607,308	591,330
Total assets (2)	668,381	620,192	686,991	674,636	665,102	646,523	630,973
Total deposits	599,654	552,876	617,970	605,708	596,474	578,196	563,745
Allocated capital (1)	34,000	33,000	34,000	34,000	34,000	34,000	33,000

Period end
Total loans and leases	$258,991	$238,851	$258,991	$251,125	$247,122	$240,591	$238,851
Total earning assets (2)	662,704	605,012	662,704	648,978	630,454	626,941	605,012
Total assets (2)	702,339	645,427	702,339	687,247	668,470	666,298	645,427
Total deposits	632,790	577,832	632,790	618,030	599,457	597,800	577,832

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$21,290	$10,701	$10,589
Noninterest income:
Card income	4,935	9	4,926
Service charges	4,142	4,141	1
Mortgage banking income	960	—	960
All other income	404	403	1
Total noninterest income	10,441	4,553	5,888
Total revenue, net of interest expense (FTE basis)	31,731	15,254	16,477

Provision for credit losses	2,715	174	2,541

Noninterest expense	17,653	9,678	7,975
Income before income taxes (FTE basis)	11,363	5,402	5,961
Income tax expense (FTE basis)	4,190	1,992	2,198
Net income	$7,173	$3,410	$3,763

Net interest yield (FTE basis)	3.38%	1.79%	4.37%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	55.63	63.44	48.41

Balance Sheet
Average
Total loans and leases	$245,808	$4,809	$240,999
Total earning assets (2)	629,990	598,043	242,445
Total assets (2)	668,381	624,592	254,287
Total deposits	599,654	592,417	7,237
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$258,991	$4,938	$254,053
Total earning assets (2)	662,704	631,172	255,511
Total assets (2)	702,339	658,316	268,002
Total deposits	632,790	625,727	7,063

	Year Ended December 31, 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$20,428	$9,635	$10,793
Noninterest income:
Card income	4,937	11	4,926
Service charges	4,101	4,100	1
Mortgage banking income	1,332	—	1,332
All other income	727	483	244
Total noninterest income	11,097	4,594	6,503
Total revenue, net of interest expense (FTE basis)	31,525	14,229	17,296

Provision for credit losses	2,346	200	2,146

Noninterest expense	18,716	9,856	8,860
Income before income taxes (FTE basis)	10,463	4,173	6,290
Income tax expense (FTE basis)	3,814	1,521	2,293
Net income	$6,649	$2,652	$3,997

Net interest yield (FTE basis)	3.52%	1.75%	4.70%
Return on average allocated capital (1)	20	22	19
Efficiency ratio (FTE basis)	59.37	69.27	51.23

Balance Sheet
Average
Total loans and leases	$232,432	$4,713	$227,719
Total earning assets (2)	580,095	549,600	229,579
Total assets (2)	620,192	576,569	242,707
Total deposits	552,876	544,685	8,191
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$238,851	$4,735	$234,116
Total earning assets (2)	605,012	576,108	235,496
Total assets (2)	645,427	603,448	248,571
Total deposits	577,832	571,467	6,365

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,466	$2,762	$2,704
Noninterest income:
Card income	1,290	2	1,288
Service charges	1,062	1,061	1
Mortgage banking income	206	—	206
All other income (loss)	87	91	(4)
Total noninterest income	2,645	1,154	1,491
Total revenue, net of interest expense (FTE basis)	8,111	3,916	4,195

Provision for credit losses	760	42	718

Noninterest expense	4,328	2,449	1,879
Income before income taxes (FTE basis)	3,023	1,425	1,598
Income tax expense (FTE basis)	1,102	520	582
Net income	$1,921	$905	$1,016

Net interest yield (FTE basis)	3.35%	1.78%	4.30%
Return on average allocated capital (1)	22	30	18
Efficiency ratio (FTE basis)	53.36	62.56	44.78

Balance Sheet
Average
Total loans and leases	$253,602	$4,874	$248,728
Total earning assets (2)	648,305	616,297	250,115
Total assets (2)	686,991	642,837	262,261
Total deposits	617,970	610,533	7,437
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$258,991	$4,938	$254,053
Total earning assets (2)	662,704	631,172	255,511
Total assets (2)	702,339	658,316	268,002
Total deposits	632,790	625,727	7,063

	Third Quarter 2016
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,289	$2,629	$2,660
Noninterest income:
Card income	1,218	2	1,216
Service charges	1,072	1,072	—
Mortgage banking income	297	—	297
All other income (loss)	92	98	(6)
Total noninterest income	2,679	1,172	1,507
Total revenue, net of interest expense (FTE basis)	7,968	3,801	4,167

Provision for credit losses	698	43	655

Noninterest expense	4,371	2,396	1,975
Income before income taxes (FTE basis)	2,899	1,362	1,537
Income tax expense (FTE basis)	1,086	510	576
Net income	$1,813	$852	$961

Net interest yield (FTE basis)	3.30%	1.73%	4.31%
Return on average allocated capital (1)	21	28	17
Efficiency ratio (FTE basis)	54.86	63.03	47.40

Balance Sheet
Average
Total loans and leases	$248,683	$4,837	$243,846
Total earning assets (2)	636,838	604,223	245,540
Total assets (2)	674,636	630,394	257,167
Total deposits	605,708	598,117	7,591
Allocated capital (1)	34,000	12,000	22,000

Period end
Total loans and leases	$251,125	$4,810	$246,315
Total earning assets (2)	648,978	616,853	248,233
Total assets (2)	687,247	643,025	260,330
Total deposits	618,030	610,752	7,278

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2015
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,229	$2,551	$2,678
Noninterest income:
Card income	1,313	2	1,311
Service charges	1,045	1,045	—
Mortgage banking income	215	—	215
All other income	209	129	80
Total noninterest income	2,782	1,176	1,606
Total revenue, net of interest expense (FTE basis)	8,011	3,727	4,284

Provision for credit losses	684	55	629

Noninterest expense	4,636	2,502	2,134
Income before income taxes (FTE basis)	2,691	1,170	1,521
Income tax expense (FTE basis)	955	417	538
Net income	$1,736	$753	$983

Net interest yield (FTE basis)	3.51%	1.80%	4.57%
Return on average allocated capital (1)	21	25	19
Efficiency ratio (FTE basis)	57.88	67.13	49.83

Balance Sheet
Average
Total loans and leases	$235,498	$4,652	$230,846
Total earning assets (2)	591,330	561,149	232,245
Total assets (2)	630,973	587,982	245,055
Total deposits	563,745	556,064	7,681
Allocated capital (1)	33,000	12,000	21,000

Period end
Total loans and leases	$238,851	$4,735	$234,116
Total earning assets (2)	605,012	576,108	235,496
Total assets (2)	645,427	603,448	248,571
Total deposits	577,832	571,467	6,365

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Average deposit balances
Checking	$295,372	$266,639	$306,602	$299,149	$293,427	$282,146	$273,900
Savings	47,882	44,878	48,549	48,273	48,472	46,221	44,518
MMS	209,638	188,536	217,394	212,096	207,333	201,616	195,756
CDs and IRAs	43,955	50,085	42,592	43,420	44,378	45,451	46,791
Non-U.S. and other	2,807	2,738	2,833	2,770	2,864	2,762	2,780
Total average deposit balances	$599,654	$552,876	$617,970	$605,708	$596,474	$578,196	$563,745

Deposit spreads (excludes noninterest costs)
Checking	1.95%	1.99%	1.92%	1.94%	1.97%	1.98%	1.98%
Savings	2.25	2.30	2.21	2.24	2.26	2.28	2.29
MMS	1.24	1.23	1.22	1.23	1.24	1.24	1.24
CDs and IRAs	0.98	0.60	1.17	1.03	0.92	0.81	0.69
Non-U.S. and other	0.83	0.47	1.00	0.87	0.80	0.67	0.54
Total deposit spreads	1.65	1.62	1.64	1.64	1.66	1.65	1.63

Client brokerage assets	$144,696	$122,721	$144,696	$137,985	$131,698	$126,921	$122,721

Online banking active accounts (units in thousands)	33,811	31,674	33,811	33,722	33,022	32,647	31,674
Mobile banking active users (units in thousands)	21,648	18,705	21,648	21,305	20,227	19,595	18,705
Financial centers	4,579	4,726	4,579	4,629	4,681	4,689	4,726
ATMs	15,928	16,038	15,928	15,959	15,998	16,003	16,038

Total U.S. credit card (1)
Loans
Average credit card outstandings	$87,905	$88,244	$89,521	$88,210	$86,705	$87,163	$88,623
Ending credit card outstandings	92,278	89,602	92,278	88,789	88,103	86,403	89,602
Credit quality
Net charge-offs	$2,269	$2,314	$566	$543	$573	$587	$563
	2.58%	2.62%	2.52%	2.45%	2.66%	2.71%	2.52%
30+ delinquency	$1,595	$1,575	$1,595	$1,459	$1,388	$1,448	$1,575
	1.73%	1.76%	1.73%	1.64%	1.58%	1.68%	1.76%
90+ delinquency	$782	$789	$782	$702	$693	$743	$789
	0.85%	0.88%	0.85%	0.79%	0.79%	0.86%	0.88%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.29%	9.16%	9.35%	9.30%	9.20%	9.32%	9.15%
Risk adjusted margin	9.04	9.31	9.20	9.11	8.79	9.05	9.79
New accounts (in thousands)	4,979	4,973	1,134	1,324	1,313	1,208	1,260
Purchase volumes	$226,432	$221,378	$61,020	$57,591	$56,667	$51,154	$58,752

Debit card data
Purchase volumes	$285,612	$277,695	$73,296	$71,049	$72,120	$69,147	$70,755

For footnotes see page 23.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators (continued)
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2016		Third Quarter 2016		Second Quarter 2016		First Quarter 2016		Fourth Quarter 2015
	2016		2015
Loan production (2):
Total (3):
First mortgage	$64,153		$56,930		$18,351		$16,865		$16,314		$12,623		$13,543
Home equity	15,214		13,060		3,565		3,541		4,303		3,805		3,494
Consumer Banking:
First mortgage	$44,510		$40,878		$12,303		$11,588		$11,541		$9,078		$9,733
Home equity	13,675		11,988		3,140		3,139		3,881		3,515		3,192

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$2,680		$3,271		$2,012		$1,789		$2,152		$2,680		$2,699
Net additions	87		33		(40)		45		25		57		49
Amortization of expected cash flows (4)	(649)		(738)		(156)		(157)		(165)		(171)		(174)
Other changes in mortgage servicing rights fair value (5)	161		114		463		335		(223)		(414)		106
Balance, end of period (6)	$2,279		$2,680		$2,279		$2,012		$1,789		$2,152		$2,680

Capitalized mortgage servicing rights (% of loans serviced for investors)	74	bps	71	bps	74	bps	60	bps	51	bps	58	bps	71	bps
Mortgage loans serviced for investors (in billions)	$307		$378		$307		$336		$353		$368		$378

Mortgage banking income
Consumer Banking mortgage banking income
Total production income	$663		$950		$131		$212		$182		$138		$150
Net servicing income
Servicing fees	708		855		166		179		179		184		201
Amortization of expected cash flows (4)	(577)		(661)		(138)		(139)		(146)		(154)		(155)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (7)	166		188		47		45		52		22		20
Total net servicing income	297		382		75		85		85		52		66
Total Consumer Banking mortgage banking income	960		1,332		206		297		267		190		216
Other mortgage banking income (8)
Other production income (9)	89		107		(23)		4		14		94		48
Representations and warranties provision	(122)		28		46		(102)		(22)		(44)		(9)
Net servicing income
Servicing fees	450		538		107		106		119		118		123
Amortization of expected cash flows (4)	(74)		(77)		(19)		(18)		(19)		(18)		(19)
Fair value changes of MSRs, net of risk management activities used to hedge certain market risks (7)	506		328		28		363		10		105		(31)
Total net servicing income	882		789		116		451		110		205		73
Eliminations (10)	44		108		174		(61)		(57)		(12)		(66)
Total other mortgage banking income	893		1,032		313		292		45		243		46
Total consolidated mortgage banking income	$1,853		$2,364		$519		$589		$312		$433		$262

(1)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(2)	The above loan production amounts represent the unpaid principal balance of loans and in the case of home equity, the principal amount of the total line of credit.

(3)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

(4)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(5)	These amounts reflect the changes in modeled MSR fair value primarily due to observed changes in interest rates, periodic adjustments to the valuation model and changes in cash flow assumptions.

(6)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(7)	Includes changes in fair value of MSRs due to changes in input and assumptions, net of risk management activities, and gains (losses) on sales of MSRs.

(8)	Amounts for other mortgage banking income are included in this Consumer Banking table to show the components of consolidated mortgage banking income.

(9)	Consists primarily of revenue from sales of repurchased loans that had returned to performing status.

(10)	Includes the effect of transfers of mortgage loans from Consumer Banking to the ALM portfolio included in All Other and net gains or losses on intercompany trades related to MSR risk management.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Net interest income (FTE basis)	$5,759	$5,527	$1,449	$1,394	$1,403	$1,513	$1,446
Noninterest income:
Investment and brokerage services	10,316	10,792	2,597	2,585	2,598	2,536	2,639
All other income	1,575	1,715	331	400	424	420	393
Total noninterest income	11,891	12,507	2,928	2,985	3,022	2,956	3,032
Total revenue, net of interest expense (FTE basis)	17,650	18,034	4,377	4,379	4,425	4,469	4,478

Provision for credit losses	68	51	22	7	14	25	15

Noninterest expense	13,182	13,943	3,360	3,256	3,289	3,277	3,498
Income before income taxes (FTE basis)	4,400	4,040	995	1,116	1,122	1,167	965
Income tax expense (FTE basis)	1,629	1,473	361	419	420	429	342
Net income	$2,771	$2,567	$634	$697	$702	$738	$623

Net interest yield (FTE basis)	2.09%	2.13%	2.09%	2.03%	2.06%	2.18%	2.13%
Return on average allocated capital (1)	21	21	19	21	22	23	21
Efficiency ratio (FTE basis)	74.68	77.32	76.74	74.36	74.32	73.33	78.13

Balance Sheet
Average
Total loans and leases	$142,429	$132,499	$146,180	$143,207	$141,181	$139,099	$137,022
Total earning assets (2)	275,800	259,020	276,173	273,568	273,874	279,606	269,250
Total assets (2)	291,479	275,950	291,762	288,821	289,646	295,711	285,329
Total deposits	256,425	244,725	256,629	253,812	254,804	260,482	251,306
Allocated capital (1)	13,000	12,000	13,000	13,000	13,000	13,000	12,000

Period end
Total loans and leases	$148,179	$139,039	$148,179	$144,980	$142,633	$139,690	$139,039
Total earning assets (2)	283,152	279,597	283,152	274,289	270,974	280,118	279,597
Total assets (2)	298,932	296,271	298,932	289,795	286,846	296,200	296,271
Total deposits	262,530	260,893	262,530	252,962	250,976	260,565	260,893

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Revenue by Business
Merrill Lynch Global Wealth Management	$14,486	$14,926	$3,600	$3,617	$3,602	$3,667	$3,692
U.S. Trust	3,075	3,032	775	761	762	777	763
Other (1)	89	76	2	1	61	25	23
Total revenue, net of interest expense (FTE basis)	$17,650	$18,034	$4,377	$4,379	$4,425	$4,469	$4,478

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,102,176	$1,986,502	$2,102,176	$2,089,683	$2,026,392	$1,998,145	$1,986,502
U.S. Trust	406,386	388,604	406,386	400,538	393,089	390,262	388,604
Other (1)	—	82,929	—	—	—	77,751	82,929
Total client balances	$2,508,562	$2,458,035	$2,508,562	$2,490,221	$2,419,481	$2,466,158	$2,458,035

Client Balances by Type, at period end
Long-term assets under management (2)	$886,148	$817,938	$886,148	$871,026	$832,394	$812,916	$817,938
Liquidity assets under management (1, 3)	—	82,925	—	—	—	77,747	82,925
Assets under management	886,148	900,863	886,148	871,026	832,394	890,663	900,863
Brokerage assets	1,085,826	1,040,938	1,085,826	1,095,635	1,070,014	1,056,752	1,040,938
Assets in custody	123,066	113,239	123,066	122,804	120,505	115,537	113,239
Deposits	262,530	260,893	262,530	252,962	250,976	260,565	260,893
Loans and leases (4)	150,992	142,102	150,992	147,794	145,592	142,641	142,102
Total client balances	$2,508,562	$2,458,035	$2,508,562	$2,490,221	$2,419,481	$2,466,158	$2,458,035

Assets Under Management Rollforward
Assets under management, beginning balance	$900,863	$902,872	$871,026	$832,394	$890,663	$900,863	$876,993
Net long-term client flows	38,572	34,441	18,934	10,182	10,055	(599)	6,746
Net liquidity client flows	(7,990)	6,133	—	—	(4,170)	(3,820)	4,813
Market valuation/other (1)	(45,297)	(42,583)	(3,812)	28,450	(64,154)	(5,781)	12,311
Total assets under management, ending balance	$886,148	$900,863	$886,148	$871,026	$832,394	$890,663	$900,863

Associates, at period end (5, 6)
Number of financial advisors	16,830	16,687	16,830	16,731	16,665	16,671	16,687
Total wealth advisors, including financial advisors	18,688	18,515	18,688	18,585	18,503	18,486	18,515
Total primary sales professionals, including financial advisors and wealth advisors	19,676	19,462	19,676	19,477	19,378	19,410	19,462

Merrill Lynch Global Wealth Management Metric (6)
Financial advisor productivity (7) (in thousands)	$979	$1,024	$964	$983	$984	$984	$996

U.S. Trust Metric, at period end (6)
Primary sales professionals	1,678	1,595	1,678	1,657	1,642	1,595	1,595

(1)
Includes the results of BofA Global Capital Management, the cash management division of Bank of America, and certain administrative items. Also includes the transfer to a third party of approximately $80 billion of BofA Global Capital Management's AUM during the three months ended June 30, 2016.

(2)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks current income, while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(5)
Includes financial advisors in the Consumer Banking segment of 2,201, 2,179, 2,248, 2,259 and 2,187 at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(6)	Headcount computation is based upon full-time equivalents.

(7)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain ALM activities, divided by the total number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Net interest income (FTE basis)	$9,942	$9,244	$2,502	$2,470	$2,425	$2,545	$2,456
Noninterest income:
Service charges	3,094	2,914	810	780	759	745	730
Investment banking fees	2,884	3,110	653	796	799	636	729
All other income	2,510	2,353	569	702	711	528	646
Total noninterest income	8,488	8,377	2,032	2,278	2,269	1,909	2,105
Total revenue, net of interest expense (FTE basis)	18,430	17,621	4,534	4,748	4,694	4,454	4,561

Provision for credit losses	883	686	13	118	199	553	232

Noninterest expense	8,486	8,481	2,037	2,151	2,126	2,172	2,085
Income before income taxes (FTE basis)	9,061	8,454	2,484	2,479	2,369	1,729	2,244
Income tax expense (FTE basis)	3,341	3,114	906	926	873	636	828
Net income	$5,720	$5,340	$1,578	$1,553	$1,496	$1,093	$1,416

Net interest yield (FTE basis)	2.86%	2.90%	2.81%	2.83%	2.81%	3.00%	2.93%
Return on average allocated capital (1)	15	15	17	17	16	12	16
Efficiency ratio (FTE basis)	46.04	48.13	44.91	45.30	45.29	48.77	45.72

Balance Sheet
Average
Total loans and leases	$333,820	$303,907	$337,827	$334,363	$334,396	$328,643	$318,699
Total earning assets (2)	347,489	318,977	353,693	347,462	347,347	341,386	332,022
Total assets (2)	396,705	369,001	403,564	395,423	395,997	391,774	381,887
Total deposits	304,101	294,733	314,133	306,198	298,805	297,134	307,806
Allocated capital (1)	37,000	35,000	37,000	37,000	37,000	37,000	35,000

Period end
Total loans and leases	$339,271	$323,687	$339,271	$334,120	$334,838	$333,604	$323,687
Total earning assets (2)	356,241	334,766	356,241	349,993	348,935	345,355	334,766
Total assets (2)	408,268	386,132	408,268	397,795	397,566	394,736	386,132
Total deposits	306,430	296,162	306,430	301,061	304,577	298,072	296,162

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Investment Banking fees (1)
Advisory (2)	$1,156	$1,354	$243	$295	$313	$305	$355
Debt issuance	1,407	1,296	347	405	390	265	265
Equity issuance	321	460	63	96	96	66	109
Total Investment Banking fees (3)	$2,884	$3,110	$653	$796	$799	$636	$729

Business Lending
Corporate	$4,285	$3,981	$1,016	$1,113	$1,102	$1,054	$1,056
Commercial	4,140	3,968	1,011	1,069	1,051	1,009	1,077
Business Banking	376	352	96	91	92	97	83
Total Business Lending revenue	$8,801	$8,301	$2,123	$2,273	$2,245	$2,160	$2,216

Global Transaction Services
Corporate	$2,982	$2,793	$811	$741	$715	$715	$730
Commercial	2,718	2,649	682	671	663	702	694
Business Banking	739	703	190	182	180	187	188
Total Global Transaction Services revenue	$6,439	$6,145	$1,683	$1,594	$1,558	$1,604	$1,612

Average deposit balances
Interest-bearing	$70,271	$65,667	$73,108	$72,442	$69,761	$65,719	$66,227
Noninterest-bearing	233,830	229,066	241,025	233,756	229,044	231,415	241,579
Total average deposits	$304,101	$294,733	$314,133	$306,198	$298,805	$297,134	$307,806

Loan spread	1.62%	1.65%	1.57%	1.63%	1.62%	1.67%	1.62%

Provision for credit losses	$883	$686	$13	$118	$199	$553	$232

Credit quality (4, 5)
Reservable utilized criticized exposure	$14,841	$14,397	$14,841	$15,460	$16,544	$16,923	$14,397
	4.08%	4.13%	4.08%	4.31%	4.59%	4.73%	4.13%

Nonperforming loans, leases and foreclosed properties	$1,528	$935	$1,528	$1,800	$1,450	$1,316	$935
	0.45%	0.29%	0.45%	0.54%	0.43%	0.40%	0.29%

Average loans and leases by product
U.S. commercial	$190,418	$169,521	$194,692	$190,032	$190,273	$186,634	$179,224
Commercial real estate	48,870	45,435	48,741	48,714	49,120	48,908	48,521
Commercial lease financing	22,176	20,817	22,505	22,231	21,891	22,074	21,467
Non-U.S. commercial	72,349	68,119	71,887	73,384	73,105	71,015	69,472
Other	7	15	2	2	7	12	15
Total average loans and leases	$333,820	$303,907	$337,827	$334,363	$334,396	$328,643	$318,699

Total Corporation Investment Banking fees
Advisory (2)	$1,269	$1,503	$262	$328	$333	$346	$408
Debt issuance	3,276	3,033	810	908	889	669	617
Equity issuance	864	1,236	183	261	232	188	286
Total investment banking fees including self-led deals	5,409	5,772	1,255	1,497	1,454	1,203	1,311
Self-led deals	(168)	(200)	(33)	(39)	(46)	(50)	(39)
Total Investment Banking fees	$5,241	$5,572	$1,222	$1,458	$1,408	$1,153	$1,272

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Year Ended December 31, 2016
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.0%	3	8.8%
Announced mergers and acquisitions	4	19.1	4	26.1
Equity capital markets	5	4.7	3	9.7
Debt capital markets	3	5.8	2	9.7
High-yield corporate debt	2	8.3	2	9.4
Leveraged loans	1	8.8	1	11.2
Mortgage-backed securities	2	10.3	4	11.8
Asset-backed securities	3	8.1	3	12.3
Convertible debt	5	5.6	4	8.3
Common stock underwriting	5	4.6	3	9.9
Investment-grade corporate debt	2	5.7	2	11.1
Syndicated loans	2	9.4	2	12.7
Source: Dealogic data as of January 1, 2017. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Debt capital markets
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Equity capital markets
Common stock underwriting	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Debt capital markets

U.S.:
High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Asset-backed securities, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Equity capital markets, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Net interest income (FTE basis)	$4,558	$4,191	$1,167	$1,119	$1,088	$1,184	$1,132
Noninterest income:
Investment and brokerage services	2,102	2,221	519	490	525	568	518
Investment banking fees	2,296	2,401	554	645	603	494	532
Trading account profits	6,550	6,109	1,149	1,934	1,872	1,595	797
All other income (loss)	584	91	83	170	221	110	138
Total noninterest income	11,532	10,822	2,305	3,239	3,221	2,767	1,985
Total revenue, net of interest expense (FTE basis) (1)	16,090	15,013	3,472	4,358	4,309	3,951	3,117

Provision for credit losses	31	99	8	19	(5)	9	30

Noninterest expense	10,170	11,374	2,480	2,656	2,583	2,451	2,767
Income before income taxes (FTE basis)	5,889	3,540	984	1,683	1,731	1,491	320
Income tax expense (FTE basis)	2,072	1,117	326	609	618	519	149
Net income	$3,817	$2,423	$658	$1,074	$1,113	$972	$171

Return on average allocated capital (2)	10%	7%	7%	12%	12%	11%	2%
Efficiency ratio (FTE basis)	63.21	75.75	71.45	60.94	59.95	62.02	88.76%

Balance Sheet
Average
Total trading-related assets (3)	$412,905	$433,169	$417,184	$415,417	$411,285	$407,661	$415,856
Total loans and leases	69,641	63,443	70,615	69,043	69,620	69,283	68,835
Total earning assets (3)	423,579	430,468	430,601	422,636	422,815	418,198	419,977
Total assets	585,342	594,057	595,276	584,069	580,701	581,226	586,606
Total deposits	34,250	38,074	33,775	32,840	34,518	35,886	37,175
Allocated capital (2)	37,000	35,000	37,000	37,000	37,000	37,000	35,000

Period end
Total trading-related assets (3)	$380,562	$373,926	$380,562	$417,517	$405,037	$408,223	$373,926
Total loans and leases	72,743	73,208	72,743	72,144	70,766	73,446	73,208
Total earning assets (3)	397,023	384,046	397,023	435,112	416,325	422,268	384,046
Total assets	566,060	548,790	566,060	595,165	577,428	581,150	548,790
Total deposits	34,927	37,038	34,927	31,692	33,506	34,403	37,038

Trading-related assets (average)
Trading account securities	$185,135	$195,650	$188,729	$185,785	$178,047	$187,931	$195,275
Reverse repurchases	89,715	103,506	91,198	89,435	92,805	85,411	86,553
Securities borrowed	87,286	79,494	90,643	87,872	89,779	80,807	82,385
Derivative assets	50,769	54,519	46,614	52,325	50,654	53,512	51,643
Total trading-related assets (3)	$412,905	$433,169	$417,184	$415,417	$411,285	$407,661	$415,856

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 30.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(3)	Trading-related assets include derivative assets, which are considered non-earning assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Sales and trading revenue (1)
Fixed income, currency and commodities	$9,373	$7,869	$1,866	$2,646	$2,456	$2,405	$1,561
Equities	4,017	4,335	945	954	1,081	1,037	874
Total sales and trading revenue	$13,390	$12,204	$2,811	$3,600	$3,537	$3,442	$2,435

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$9,611	$8,632	$1,964	$2,767	$2,615	$2,265	$1,751
Equities	4,017	4,358	948	960	1,086	1,023	882
Total sales and trading revenue, excluding debit valuation adjustment	$13,628	$12,990	$2,912	$3,727	$3,701	$3,288	$2,633

Sales and trading revenue breakdown
Net interest income	$4,155	$3,816	$1,061	$1,024	$991	$1,079	$1,030
Commissions	2,071	2,196	510	485	517	559	510
Trading	6,547	6,106	1,147	1,934	1,871	1,595	796
Other	617	86	93	157	158	209	99
Total sales and trading revenue	$13,390	$12,204	$2,811	$3,600	$3,537	$3,442	$2,435

(1)
Includes Global Banking sales and trading revenue of $406 million and $424 million for the years ended December 31, 2016 and 2015; $69 million, $57 million, $120 million and $160 million for the fourth, third, second and first quarters of 2016, respectively, and $127 million for the fourth quarter of 2015.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities for all periods. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015
Net interest income (FTE basis)	$447	$457	$(58)	$157	$218	$130	$(352)
Noninterest income:
Card income	189	260	45	46	54	44	61
Mortgage banking income	889	1,022	311	292	44	242	44
Gains (loss) on sales of debt securities	490	1,126	—	51	249	190	251
All other loss	(1,315)	(1,204)	(568)	(136)	(279)	(332)	(364)
Total noninterest income	253	1,204	(212)	253	68	144	(8)
Total revenue, net of interest expense (FTE basis)	700	1,661	(270)	410	286	274	(360)

Provision for credit losses	(100)	(21)	(29)	8	42	(121)	(151)

Noninterest expense	5,460	5,220	956	1,047	1,080	2,377	1,024
Loss before income taxes (FTE basis)	(4,660)	(3,538)	(1,197)	(645)	(836)	(1,982)	(1,233)
Income tax benefit (FTE basis)	(3,085)	(2,395)	(1,102)	(463)	(632)	(888)	(571)
Net income (loss)	$(1,575)	$(1,143)	$(95)	$(182)	$(204)	$(1,094)	$(662)

Balance Sheet
Average
Total loans and leases	$108,735	$144,506	$100,172	$105,298	$111,552	$118,051	$126,102
Total assets (2)	248,064	300,997	230,446	246,541	256,795	258,688	295,712
Total deposits	28,131	25,452	28,441	28,628	28,690	26,757	26,019

Period end
Total loans and leases (3)	$96,713	$122,198	$96,713	$102,639	$107,794	$113,782	$122,198
Total assets (4)	212,103	267,667	212,103	225,312	256,656	247,342	267,667
Total deposits	24,257	25,334	24,257	29,150	27,575	26,421	25,334

(1)
All Other consists of ALM activities, equity investments, the non-U.S. consumer credit card business, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the MSR valuation model for both core and non-core MSRs, liquidating businesses, residual expense allocations and other. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture as well as Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments. On December 20, 2016, the Corporation signed an agreement to sell its non-U.S. consumer credit card business to a third party. Subject to regulatory approval, this transaction is expected to close by mid-2017.

(2)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $500.0 billion and $463.4 billion for the years ended December 31, 2016 and 2015; $506.5 billion, $500.4 billion, $499.5 billion, $493.5 billion and $474.1 billion for the fourth, third, second and first quarters of 2016, respectively, and the fourth quarter of 2015.

(3)	Includes $9.2 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet.

(4)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $518.7 billion, $508.5 billion, $492.3 billion, $510.0 billion and $489.0 billion at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2016	September 30 2016	December 31 2015
Consumer
Residential mortgage (1)	$191,797	$187,968	$187,911
Home equity	66,443	68,997	75,948
U.S. credit card	92,278	88,789	89,602
Non-U.S. credit card	9,214	9,258	9,975
Direct/Indirect consumer (2)	94,089	93,294	88,795
Other consumer (3)	2,499	2,389	2,067
Total consumer loans excluding loans accounted for under the fair value option	456,320	450,695	454,298
Consumer loans accounted for under the fair value option (4)	1,051	1,768	1,871
Total consumer	457,371	452,463	456,169

Commercial
U.S. commercial (5)	283,365	280,096	265,647
Commercial real estate (6)	57,355	57,303	57,199
Commercial lease financing	22,375	21,309	21,352
Non-U.S. commercial	89,397	87,497	91,549
Total commercial loans excluding loans accounted for under the fair value option	452,492	446,205	435,747
Commercial loans accounted for under the fair value option (4)	6,034	6,340	5,067
Total commercial	458,526	452,545	440,814
Less: Loans of business held for sale (7)	(9,214)	—	—
Total loans and leases	$906,683	$905,008	$896,983

(1)
Includes pay option loans of $1.8 billion, $1.9 billion and $2.3 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively. The Corporation no longer originates pay option loans.

(2)
Includes auto and specialty lending loans of $48.9 billion, $47.8 billion and $42.6 billion, unsecured consumer lending loans of $585 million, $630 million and $886 million, U.S. securities-based lending loans of $40.1 billion, $40.1 billion and $39.8 billion, non-U.S. consumer loans of $3.0 billion, $3.1 billion and $3.9 billion, student loans of $497 million, $514 million and $564 million and other consumer loans of $1.1 billion, $1.1 billion and $1.0 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(3)
Includes consumer finance loans of $465 million, $489 million and $564 million, consumer leases of $1.9 billion, $1.7 billion and $1.4 billion and consumer overdrafts of $157 million, $151 million and $146 million at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $710 million, $1.4 billion and $1.6 billion and home equity loans of $341 million, $340 million and $250 million at December 31, 2016, September 30, 2016 and December 31, 2015, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.9 billion, $2.6 billion and $2.3 billion and non-U.S. commercial loans of $3.1 billion, $3.7 billion and $2.8 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(5)
Includes U.S. small business commercial loans, including card-related products, of $13.0 billion, $13.1 billion and $12.9 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(6)
Includes U.S. commercial real estate loans of $54.3 billion, $53.9 billion and $53.6 billion and non-U.S. commercial real estate loans of $3.1 billion, $3.4 billion and $3.5 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(7)	Includes non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$191,003	$53,967	$63,566	$2	$—	$73,468
Home equity	68,021	45,209	4,937	—	332	17,543
U.S. credit card	89,521	86,450	3,071	—	—	—
Non-U.S. credit card	9,051	—	—	—	—	9,051
Direct/Indirect consumer	93,527	48,839	44,178	—	—	510
Other consumer	2,462	1,976	5	—	—	481
Total consumer	453,585	236,441	115,757	2	332	101,053

Commercial
U.S. commercial	283,491	17,140	27,579	194,692	43,778	302
Commercial real estate	57,540	21	2,819	48,741	5,891	68
Commercial lease financing	21,436	—	3	22,505	211	(1,283)
Non-U.S. commercial	92,344	—	22	71,887	20,403	32
Total commercial	454,811	17,161	30,423	337,825	70,283	(881)
Total loans and leases (1)	$908,396	$253,602	$146,180	$337,827	$70,615	$100,172

	Third Quarter 2016
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$188,234	$49,919	$61,032	$—	$—	$77,283
Home equity	70,603	46,603	5,090	—	342	18,568
U.S. credit card	88,210	85,170	3,039	—	—	1
Non-U.S. credit card	9,256	—	—	—	—	9,256
Direct/Indirect consumer	92,870	48,099	44,242	1	—	528
Other consumer	2,358	1,850	4	1	—	503
Total consumer	451,531	231,641	113,407	2	342	106,139

Commercial
U.S. commercial	276,833	17,019	27,045	190,032	42,367	370
Commercial real estate	57,606	23	2,727	48,714	6,063	79
Commercial lease financing	21,194	—	3	22,231	248	(1,288)
Non-U.S. commercial	93,430	—	25	73,384	20,023	(2)
Total commercial	449,063	17,042	29,800	334,361	68,701	(841)
Total loans and leases	$900,594	$248,683	$143,207	$334,363	$69,043	$105,298

	Fourth Quarter 2015
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$189,650	$39,591	$56,640	$5	$—	$93,414
Home equity	77,109	48,973	5,647	4	235	22,250
U.S. credit card	88,623	85,602	3,020	—	—	1
Non-U.S. credit card	10,155	—	—	—	—	10,155
Direct/Indirect consumer	87,858	43,129	44,147	4	—	578
Other consumer	2,039	1,452	6	2	—	579
Total consumer	455,434	218,747	109,460	15	235	126,977

Commercial
U.S. commercial	261,727	16,729	25,114	179,224	40,326	334
Commercial real estate	56,126	23	2,222	48,521	5,228	132
Commercial lease financing	20,422	—	3	21,467	297	(1,345)
Non-U.S. commercial	92,447	(1)	223	69,472	22,749	4
Total commercial	430,722	16,751	27,562	318,684	68,600	(875)
Total loans and leases	$886,156	$235,498	$137,022	$318,699	$68,835	$126,102

(1)	Includes $9.1 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2016	September 30 2016	December 31 2015	December 31 2016	September 30 2016	December 31 2015
Diversified financials	$81,156	$76,639	$79,496	$124,535	$122,795	$128,436
Real estate (5)	61,203	61,522	61,759	83,658	84,057	87,650
Retailing	41,630	40,633	37,675	68,507	63,782	63,975
Healthcare equipment and services	37,656	37,553	35,134	64,663	65,780	57,901
Capital goods	34,278	34,364	30,790	64,202	63,478	58,583
Government and public education	45,694	45,244	44,835	54,626	54,600	53,133
Banking	39,877	39,533	45,952	47,799	46,644	53,825
Materials	22,578	23,135	24,012	44,357	44,508	46,013
Consumer services	27,413	26,778	24,084	42,523	41,982	37,058
Energy	19,686	19,741	21,257	39,231	38,746	43,811
Food, beverage and tobacco	19,669	19,771	18,316	37,145	39,181	43,164
Commercial services and supplies	21,241	23,830	19,552	35,360	38,202	32,045
Transportation	19,805	20,428	19,369	27,483	27,760	27,371
Utilities	11,349	12,408	11,396	27,140	28,154	27,849
Media	13,419	13,171	12,833	27,116	25,587	24,194
Individuals and trusts	16,364	16,775	17,992	21,764	22,341	23,176
Software and services	7,991	8,193	6,617	19,790	18,344	18,362
Pharmaceuticals and biotechnology	5,539	6,037	6,302	18,910	25,162	16,472
Technology hardware and equipment	7,793	8,564	6,337	18,429	19,965	24,734
Telecommunication services	6,317	5,952	4,717	16,925	11,372	10,645
Insurance, including monolines	7,406	6,041	5,095	13,936	12,250	10,728
Automobiles and components	5,459	5,252	4,804	12,969	12,897	11,329
Consumer durables and apparel	6,042	5,804	6,053	11,460	10,965	11,165
Food and staples retailing	4,795	4,899	4,351	8,869	8,848	9,439
Religious and social organizations	4,423	4,662	4,526	6,252	6,429	5,929
Other	6,109	5,886	6,309	13,432	13,093	15,510
Total commercial credit exposure by industry	$574,892	$572,815	$559,563	$951,081	$946,922	$942,497
Net credit default protection purchased on total commitments (6)				$(3,477)	$(4,586)	$(6,677)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $43.3 billion, $46.5 billion and $41.9 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $22.9 billion, $25.3 billion and $23.3 billion which consists primarily of other marketable securities at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(2)
Total utilized and total committed exposure includes loans of $6.0 billion, $6.3 billion and $5.1 billion and issued letters of credit with a notional amount of $284 million, $279 million and $290 million accounted for under the fair value option at December 31, 2016, September 30, 2016 and December 31, 2015, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $6.7 billion, $7.4 billion and $10.6 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(6)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity (1)
	December 31 2016	September 30 2016
Less than or equal to one year	56%	53%
Greater than one year and less than or equal to five years	41	44
Greater than five years	3	3
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown in this table.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	December 31, 2016		September 30, 2016
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
A	$(135)	3.9%	$(393)	8.6%
BBB	(1,884)	54.2	(2,401)	52.4
BB	(871)	25.1	(1,105)	24.1
B	(477)	13.7	(632)	13.8
CCC and below	(81)	2.3	(24)	0.5
NR (5)	(29)	0.8	(31)	0.6
Total net credit default protection	$(3,477)	100.0%	$(4,586)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection purchased.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at December 31 2016	Hedges and Credit Default Protection (4)	Net Country Exposure at December 31 2016 (5)	Increase (Decrease) from September 30 2016
United Kingdom	$29,329	$13,105	$6,145	$3,823	$52,402	$(4,669)	$47,733	$(4,680)
Germany	13,202	8,648	1,979	2,579	26,408	(4,030)	22,378	(6,608)
Canada	6,722	7,159	2,023	3,803	19,707	(933)	18,774	329
Japan	12,065	652	2,448	1,597	16,762	(1,751)	15,011	(966)
Brazil	9,118	389	780	3,646	13,933	(267)	13,666	(669)
China	9,230	722	714	949	11,615	(730)	10,885	(654)
France	3,112	4,823	1,899	5,325	15,159	(4,465)	10,694	(2,233)
Switzerland	4,050	5,999	499	507	11,055	(1,409)	9,646	2,947
India	6,671	288	353	2,086	9,398	(170)	9,228	289
Australia	4,792	2,685	559	1,249	9,285	(362)	8,923	495
Hong Kong	6,425	156	441	520	7,542	(63)	7,479	(318)
Netherlands	3,537	2,496	559	2,296	8,888	(1,490)	7,398	(272)
South Korea	4,175	838	864	829	6,706	(600)	6,106	(482)
Singapore	2,633	199	699	1,937	5,468	(50)	5,418	481
Mexico	2,817	1,391	187	430	4,825	(341)	4,484	(456)
Italy	2,329	1,036	577	1,246	5,188	(1,101)	4,087	(975)
United Arab Emirates	2,104	139	570	27	2,840	(97)	2,743	(299)
Turkey	2,695	50	69	58	2,872	(182)	2,690	(288)
Spain	1,818	614	173	894	3,499	(953)	2,546	(2)
Taiwan	1,417	33	341	317	2,108	(27)	2,081	79
Total top 20 non-U.S. countries exposure	$128,241	$51,422	$21,879	$34,118	$235,660	$(23,690)	$211,970	$(14,282)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $31.5 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $140.4 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2016	September 30 2016	June 30 2016	March 31 2016	December 31 2015
Residential mortgage	$3,056	$3,341	$3,592	$3,976	$4,803
Home equity	2,918	2,982	3,085	3,244	3,337
Direct/Indirect consumer	28	26	27	26	24
Other consumer	2	1	1	1	1
Total consumer	6,004	6,350	6,705	7,247	8,165
U.S. commercial	1,256	1,439	1,349	1,236	867
Commercial real estate	72	60	84	91	93
Commercial lease financing	36	35	13	29	12
Non-U.S. commercial	279	400	144	165	158
	1,643	1,934	1,590	1,521	1,130
U.S. small business commercial	60	65	69	82	82
Total commercial	1,703	1,999	1,659	1,603	1,212
Total nonperforming loans and leases	7,707	8,349	8,364	8,850	9,377
Foreclosed properties (1)	377	388	435	431	459
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$8,084	$8,737	$8,799	$9,281	$9,836

Fully-insured home loans past due 30 days or more and still accruing	$6,397	$6,844	$7,478	$8,207	$9,855
Consumer credit card past due 30 days or more and still accruing (5)	1,725	1,584	1,517	1,590	1,721
Other loans past due 30 days or more and still accruing	4,894	3,093	2,994	3,219	3,603
Total loans past due 30 days or more and still accruing (3, 6, 7)	$13,016	$11,521	$11,989	$13,016	$15,179

Fully-insured home loans past due 90 days or more and still accruing	$4,793	$5,117	$5,659	$6,334	$7,150
Consumer credit card past due 90 days or more and still accruing (8)	848	767	762	820	865
Other loans past due 90 days or more and still accruing	246	166	180	193	235
Total loans past due 90 days or more and still accruing (3, 6, 7)	$5,887	$6,050	$6,601	$7,347	$8,250

Nonperforming loans, leases and foreclosed properties/Total assets (9)	0.37%	0.40%	0.40%	0.43%	0.46%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (9)	0.89	0.97	0.98	1.04	1.10
Nonperforming loans and leases/Total loans and leases (9)	0.85	0.93	0.94	0.99	1.05

Commercial utilized reservable criticized exposure (10)	$16,320	$16,938	$18,087	$18,577	$15,896
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (10)	3.35%	3.52%	3.76%	3.87%	3.38%
Total commercial utilized criticized exposure/Commercial utilized exposure (10)	3.24	3.38	3.72	3.82	3.28

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally FHA-insured loans, that entered foreclosure of $1.2 billion, $1.3 billion, $1.3 billion, $1.4 billion and $1.4 billion at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	December 31 2016	September 30 2016	June 30 2016	March 31 2016	December 31 2015
Nonperforming loans held-for-sale	$264	$274	$223	$265	$227
Nonperforming loans accounted for under the fair value option	132	293	302	312	306
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	27	27	38	36	38

(5)	Includes $130 million of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet.

(6)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $261 million, $18 million, $13 million, $3 million and $24 million at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively, and loans held-for-sale past due 90 days or more and still accruing of $182 million at December 31, 2016, and $0 for other periods presented. At December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, there were $38 million, $115 million, $117 million, $120 million and $127 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)	Includes $66 million of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet.

(9)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $7.1 billion, $8.1 billion, $8.7 billion, $8.2 billion and $6.9 billion at December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(10)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$6,350	$6,705	$7,247	$8,165	$8,697
Additions to nonperforming loans and leases:
New nonperforming loans and leases	911	831	799	951	1,027
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(190)	(220)	(252)	(133)	(214)
Sales	(273)	(237)	(271)	(823)	(314)
Returns to performing status (2)	(408)	(383)	(396)	(441)	(490)
Charge-offs (3)	(269)	(279)	(334)	(395)	(450)
Transfers to foreclosed properties	(62)	(67)	(88)	(77)	(91)
Transfers to loans held-for-sale	(55)	—	—	—	—
Total net reductions to nonperforming loans and leases	(346)	(355)	(542)	(918)	(532)
Total nonperforming consumer loans and leases, end of period	6,004	6,350	6,705	7,247	8,165
Foreclosed properties	363	372	416	421	444
Nonperforming consumer loans, leases and foreclosed properties, end of period	$6,367	$6,722	$7,121	$7,668	$8,609

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,999	$1,659	$1,603	$1,212	$1,102
Additions to nonperforming loans and leases:
New nonperforming loans and leases	254	890	489	697	456
Advances	4	2	2	9	8
Reductions to nonperforming loans and leases:
Paydowns	(226)	(267)	(211)	(120)	(133)
Sales	(152)	(73)	(87)	(6)	(27)
Return to performing status (5)	(90)	(101)	(29)	(47)	(32)
Charge-offs	(84)	(102)	(106)	(142)	(162)
Transfers to foreclosed properties	(2)	—	(2)	—	—
Transfers to loans held-for-sale	—	(9)	—	—	—
Total net additions (reductions) to nonperforming loans and leases	(296)	340	56	391	110
Total nonperforming commercial loans and leases, end of period	1,703	1,999	1,659	1,603	1,212
Foreclosed properties	14	16	19	10	15
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,717	$2,015	$1,678	$1,613	$1,227

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 37.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Fourth Quarter 2016		Third Quarter 2016		Second Quarter 2016		First Quarter 2016		Fourth Quarter 2015
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$2	—%	$4	0.01%	$34	0.07%	$91	0.20%	$73	0.15%
Home equity	70	0.41	97	0.55	126	0.70	112	0.60	193	0.99
U.S. credit card	566	2.52	543	2.45	573	2.66	587	2.71	563	2.52
Non-U.S. credit card (4)	41	1.80	43	1.83	46	1.85	45	1.85	46	1.78
Direct/Indirect consumer	43	0.19	34	0.14	23	0.10	34	0.15	29	0.13
Other consumer	53	8.57	57	9.74	47	8.40	48	9.07	54	10.63
Total consumer	775	0.68	778	0.69	849	0.76	917	0.82	958	0.84
U.S. commercial (5)	29	0.04	62	0.10	28	0.04	65	0.10	81	0.13
Commercial real estate	—	—	(23)	(0.16)	(2)	(0.01)	(6)	(0.04)	4	0.03
Commercial lease financing	2	0.05	6	0.11	15	0.30	(2)	(0.05)	1	0.02
Non-U.S. commercial	23	0.10	10	0.04	45	0.20	42	0.19	45	0.20
	54	0.05	55	0.05	86	0.08	99	0.09	131	0.13
U.S. small business commercial	51	1.55	55	1.67	50	1.55	52	1.64	55	1.68
Total commercial	105	0.09	110	0.10	136	0.12	151	0.14	186	0.17
Total net charge-offs	$880	0.39	$888	0.40	$985	0.44	$1,068	0.48	$1,144	0.52

By Business Segment
Consumer Banking	$732	1.15%	$710	1.14%	$715	1.18%	$739	1.25%	$736	1.24%
Global Wealth & Investment Management	17	0.05	12	0.03	14	0.04	5	0.01	20	0.06
Global Banking	50	0.06	57	0.07	80	0.10	104	0.13	137	0.17
Global Markets	—	—	4	0.02	5	0.03	—	—	—	—
All Other (4)	81	0.33	105	0.41	171	0.63	220	0.76	251	0.80
Total net charge-offs	$880	0.39	$888	0.40	$985	0.44	$1,068	0.48	$1,144	0.52

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.39, 0.40, 0.45, 0.49 and 0.53 for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $70 million, $83 million, $82 million, $105 million and $82 million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.42, 0.43, 0.48, 0.53 and 0.55 for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(3)
Includes nonperforming loan sales charge-offs (recoveries) of $(9) million, $(7) million, $0, $42 million and $(8) million for the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, respectively.

(4)	Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which are included in assets of business held for sale on the Consolidated Balance Sheet at December 31, 2016.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Year Ended December 31
	2016		2015
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage (3)	$131	0.07%	$473	0.24%
Home equity	405	0.57	636	0.79
U.S. credit card	2,269	2.58	2,314	2.62
Non-U.S. credit card (4)	175	1.83	188	1.86
Direct/Indirect consumer	134	0.15	112	0.13
Other consumer	205	8.95	193	9.96
Total consumer	3,319	0.74	3,916	0.84
U.S. commercial (5)	184	0.07	139	0.06
Commercial real estate	(31)	(0.05)	(5)	(0.01)
Commercial lease financing	21	0.10	9	0.05
Non-U.S. commercial	120	0.13	54	0.06
	294	0.07	197	0.05
U.S. small business commercial	208	1.60	225	1.71
Total commercial	502	0.11	422	0.10
Total net charge-offs	$3,821	0.43	$4,338	0.50

By Business Segment
Consumer Banking	$2,896	1.18%	$3,000	1.29%
Global Wealth & Investment Management	48	0.03	72	0.05
Global Banking	291	0.09	194	0.06
Global Markets	9	0.01	—	—
All Other (4)	577	0.54	1,072	0.75
Total net charge-offs	$3,821	0.43	$4,338	0.50

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total net charge-offs as a percentage of total average loans and leases outstanding were 0.44 and 0.51 for the years ended December 31, 2016 and 2015.

(2)
Excludes write-offs of purchased credit-impaired loans of $340 million and $808 million for the years ended December 31, 2016 and 2015. Including the write-offs of purchased credit-impaired loans, total net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.47 and 0.59 for the years ended December 31, 2016 and 2015.

(3)	Includes nonperforming loan sales charge-offs (recoveries) of $26 million and $(127) million for the years ended December 31, 2016 and 2015.

(4)	Represents net charge-offs of non-U.S. credit card loans recorded in All Other, which are included in assets of business held for sale on the Consolidated Balance Sheet at December 31, 2016.

(5)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2016			September 30, 2016			December 31, 2015
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Residential mortgage	$1,012	8.82%	0.53%	$1,088	9.31%	0.58%	$1,500	12.26%	0.80%
Home equity	1,738	15.14	2.62	1,901	16.26	2.75	2,414	19.73	3.18
U.S. credit card	2,934	25.56	3.18	2,857	24.44	3.22	2,927	23.93	3.27
Non-U.S.credit card	243	2.12	2.64	258	2.21	2.79	274	2.24	2.75
Direct/Indirect consumer	244	2.13	0.26	227	1.94	0.24	223	1.82	0.25
Other consumer	51	0.44	2.01	48	0.39	2.01	47	0.38	2.27
Total consumer	6,222	54.21	1.36	6,379	54.55	1.42	7,385	60.36	1.63
U.S. commercial (3)	3,326	28.97	1.17	3,427	29.31	1.22	2,964	24.23	1.12
Commercial real estate	920	8.01	1.60	915	7.83	1.60	967	7.90	1.69
Commercial lease financing	138	1.20	0.62	141	1.21	0.66	164	1.34	0.77
Non-U.S.commercial	874	7.61	0.98	830	7.10	0.95	754	6.17	0.82
Total commercial (4)	5,258	45.79	1.16	5,313	45.45	1.19	4,849	39.64	1.11
Allowance for loan and lease losses	11,480	100.00%	1.26	11,692	100.00%	1.30	12,234	100.00%	1.37
Less: Allowance included in assets of business held for sale (5)	(243)			—			—
Adjusted Allowance for loan and lease losses	11,237			11,692			12,234
Reserve for unfunded lending commitments	762			767			646
Allowance for credit losses	$11,999			$12,459			$12,880

Asset Quality Indicators (5)

Allowance for loan and lease losses/Total loans and leases (2)		1.26%			1.30%			1.37%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (2, 6)		1.24			1.27			1.31
Allowance for loan and lease losses/Total nonperforming loans and leases (7)		149			140			130
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (6)		144			135			122
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (8)		3.28			3.31			2.70
Ratio of the allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Annualized net charge-offs (6, 8)		3.16			3.18			2.52
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		3.04			3.03			2.52

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $710 million, $1.4 billion and $1.6 billion and home equity loans of $341 million, $340 million and $250 million at December 31, 2016, September 30, 2016 and December 31, 2015, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $2.9 billion, $2.6 billion and $2.3 billion and non-U.S. commercial loans of $3.1 billion, $3.7 billion and $2.8 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $7.1 billion, $8.1 billion and $6.9 billion at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $416 million, $444 million and $507 million at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(4)	Includes allowance for loan and lease losses for impaired commercial loans of $273 million, $258 million and $217 million at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(5)
Indicators include $243 million of non-U.S. credit card allowance and $9.2 billion of non-U.S. credit card loans, which are included in assets of business held for sale on the Consolidated Balance Sheet at December 31, 2016.

(6)	Excludes valuation allowance on purchased credit-impaired loans of $419 million, $453 million and $804 million at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(7)
Allowance for loan and lease losses includes $4.0 billion, $4.1 billion and $4.5 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at December 31, 2016, September 30, 2016 and December 31, 2015, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 98 percent, 91 percent and 82 percent at December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

(8)
Net charge-offs exclude $70 million, $83 million and $82 million of write-offs in the purchased credit-impaired loan portfolio for the three months ended December 31, 2016, September 30, 2016 and December 31, 2015, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. The Corporation presents related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

See the tables below and on page 43 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2016 and 2015, and the three months ended December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$41,096	$38,958	$10,292	$10,201	$10,118	$10,485	$9,686
Fully taxable-equivalent adjustment	900	889	234	228	223	215	225
Net interest income on a fully taxable-equivalent basis	$41,996	$39,847	$10,526	$10,429	$10,341	$10,700	$9,911

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$83,701	$82,965	$19,990	$21,635	$21,286	$20,790	$19,582
Fully taxable-equivalent adjustment	900	889	234	228	223	215	225
Total revenue, net of interest expense on a fully taxable-equivalent basis	$84,601	$83,854	$20,224	$21,863	$21,509	$21,005	$19,807

Reconciliation of income tax expense to income tax expense on a fully taxable-equivalent basis
Income tax expense	$7,247	$6,234	$1,359	$2,349	$2,034	$1,505	$1,478
Fully taxable-equivalent adjustment	900	889	234	228	223	215	225
Income tax expense on a fully taxable-equivalent basis	$8,147	$7,123	$1,593	$2,577	$2,257	$1,720	$1,703

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$241,621	$230,173	$245,139	$243,679	$240,376	$237,229	$234,800
Goodwill	(69,750)	(69,772)	(69,745)	(69,744)	(69,751)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(3,382)	(4,201)	(3,091)	(3,276)	(3,480)	(3,687)	(3,888)
Related deferred tax liabilities	1,644	1,852	1,580	1,628	1,662	1,707	1,753
Tangible common shareholders' equity	$170,133	$158,052	$173,883	$172,287	$168,807	$165,488	$162,904

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$266,277	$251,981	$270,360	$268,899	$265,354	$260,423	$257,074
Goodwill	(69,750)	(69,772)	(69,745)	(69,744)	(69,751)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(3,382)	(4,201)	(3,091)	(3,276)	(3,480)	(3,687)	(3,888)
Related deferred tax liabilities	1,644	1,852	1,580	1,628	1,662	1,707	1,753
Tangible shareholders' equity	$194,789	$179,860	$199,104	$197,507	$193,785	$188,682	$185,178

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2016	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
	2016	2015

Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$241,620	$233,903	$241,620	$244,863	$242,206	$238,662	$233,903
Goodwill	(69,744)	(69,761)	(69,744)	(69,744)	(69,744)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(2,989)	(3,768)	(2,989)	(3,168)	(3,352)	(3,578)	(3,768)
Related deferred tax liabilities	1,545	1,716	1,545	1,588	1,637	1,667	1,716
Tangible common shareholders' equity	$170,432	$162,090	$170,432	$173,539	$170,747	$166,990	$162,090

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$266,840	$256,176	$266,840	$270,083	$267,426	$263,004	$256,176
Goodwill	(69,744)	(69,761)	(69,744)	(69,744)	(69,744)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(2,989)	(3,768)	(2,989)	(3,168)	(3,352)	(3,578)	(3,768)
Related deferred tax liabilities	1,545	1,716	1,545	1,588	1,637	1,667	1,716
Tangible shareholders' equity	$195,652	$184,363	$195,652	$198,759	$195,967	$191,332	$184,363

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,187,702	$2,144,287	$2,187,702	$2,195,314	$2,186,966	$2,185,726	$2,144,287
Goodwill	(69,744)	(69,761)	(69,744)	(69,744)	(69,744)	(69,761)	(69,761)
Intangible assets (excluding mortgage servicing rights)	(2,989)	(3,768)	(2,989)	(3,168)	(3,352)	(3,578)	(3,768)
Related deferred tax liabilities	1,545	1,716	1,545	1,588	1,637	1,667	1,716
Tangible assets	$2,116,514	$2,072,474	$2,116,514	$2,123,990	$2,115,507	$2,114,054	$2,072,474

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43